SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

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AMERICAN SAFETY INSURANCE GROUP, LTD.
 (Exact name of Registrant as specified in its charter)

Date of Report: June 20, 2003

AMERICAN SAFETY INSURANCE GROUP, LTD.
 formerly known as American Safety Insurance Group, Ltd.
 (Exact name of Registrant as specified in its charter)

                  Bermuda                               1-14795                         Not applicable
          (State of incorporation                   (Commission File                   (I.R.S. Employer
              or organization)                          Number)                       Identification No.)

              44 Church Street                                                          (441) 296-8560
              P.O. Box HM 2064                                                      (Registrant's telephone
          Hamilton, HM HX Bermuda                                                           number)
  (Address of principal executive offices)
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Item 5.        Other Events.

        At the Company’s Annual General Meeting of Shareholders held June 20, 2003, the shareholders of the Company approved the recommendation of the Board of Directors to change the Company’s corporate name to “American Safety Insurance Holdings, Ltd.” to reflect the Company’s current status as a holding company for its insurance operations. The Bermuda Registrar of Companies approved the Company’s corporate name change on June 20, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 30, 2003.

                                                     American Safety Insurance Group, Ltd.

                                                     By:  /s/ Stephen R. Crim
                                                     Stephen R. Crim, President

FORM NO. 3a                                                                                                                                                                               Registration No. 11819

BERMUDA

CERTIFICATE OF INCORPORATION

ON CHANGE OF NAME

I HEREBY CERTIFY that in accordance with section 10 of the Companies Act

1981 AMERICAN SAFETY INSURANCE GROUP, LTD. by resolution and with the approval of the Registrar of Companies has changed its name and was registered as American Safety Insurance Holdings, Ltd. on the 20th day of June, 2003.

                                            Given under my hand and the Seal of

Seal                                        the REGISTRAR OF COMPANIES this 24th

                                            day of June, 2003

                                            /s/
                                            for Acting Registrar of Companies